UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 31, 2007

Date of Report (Date of earliest event reported)
PepsiCo, Inc.

(Exact name of registrant as specified in its charter)
North Carolina

(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1: SUPPLEMENTAL PROGRAMME AGREEMENT
EX-4.1: SUPPLEMENTAL AGENCY AGREEMENT
EX-10.1: AMENDMENT TO THE FIVE-YEAR CREDIT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
(a)	On July 31, 2007, PepsiCo, Inc. (the “Company”) updated its U.S. $2.5 billion Euro Medium Term Note Programme (the “Programme”), following the expiration of its existing programme. Under the Programme, the Company may issue unsecured notes (the “Notes”) with such terms, including currency, rate and maturity, as agreed by the Company and the purchasers of such Notes at the time of sale. The Notes are issued pursuant to the terms of the Supplemental Agency Agreement dated July 31, 2007 by and among the Company and The Bank of New York, which is supplemental to the Restated and Amended Agency Agreement dated July 21, 2006, (the “Agency Agreement”), and a Deed of Covenant dated July 21, 2006 made by the Company (the “Deed of Covenant”). In connection therewith, the Company also entered into a Supplemental Programme Agreement dated July 31, 2007, which is supplemental to the Restated and Amended Programme Agreement dated July 21, 2006, with the dealers (the “Dealers”) named therein (the “Programme Agreement”). Copies of the Programme Agreement, the Agency Agreement and the Deed of Covenant are included in this Form 8-K as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3 and are incorporated herein by reference. The foregoing description of the Programme does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement, the Programme Agreement and the Deed of Covenant.

At this time, the Company has not issued any Notes pursuant to the Programme. Proceeds from any issuance of Notes may be used for general corporate purposes, except as otherwise specified in the applicable prospectus supplement.

Notes issued under the Programme are issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person absent registration or an applicable exemption from the requirements of the Act.

In the ordinary course of their respective businesses, the Dealers and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates.

(b)	Effective August 1, 2007, the Company amended its revolving credit agreement dated May 22, 2006 among the Company, as borrower, the lenders thereunder (collectively, the “Lenders”), and Citibank, N.A., as administrative agent, as amended (the “Credit Agreement”) to increase the amount which the Company may borrow from $1.5 billion to $2.0 billion. Copies of the Credit Agreement and all amendments thereto are included in this Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, as amended.

At this time, the Company has not borrowed any funds under the Credit Agreement.

In the ordinary course of their respective businesses, the Lenders and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

1.1	Supplemental Programme Agreement dated July 31, 2007 between the Company and the Dealers named therein.

1.2	Programme Agreement dated July 21, 2006 between PepsiCo, Inc. and the Dealers named therein, which is incorporated herein by reference to Exhibit 1.1 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

4.1	Supplemental Agency Agreement dated July 31, 2007 by and among the Company and The Bank of New York.

4.2	Agency Agreement, dated July 21, 2006, which is incorporated herein by reference to Exhibit 4.1 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

4.3	Deed of Covenant, dated July 21, 2006, which is incorporated herein by reference to Exhibit 4.2 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

10.1	Amendment effective August 1, 2007 to Five-Year Credit Agreement dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent.

10.2	Letter Agreement effective May 2, 2007 extending Five-Year Credit Agreement dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent, to May 22, 2012, which is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 16, 2007.

10.3	U.S. $1,500,000,000 Five-Year Credit Agreement Dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent, which is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007	PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Supplemental Programme Agreement dated July 31, 2007 between the Company and the Dealers named therein.

1.2	Programme Agreement dated July 21, 2006 between PepsiCo, Inc. and the Dealers named therein, which is incorporated herein by reference to Exhibit 1.1 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

4.1	Supplemental Agency Agreement dated July 31, 2007 by and among the Company and The Bank of New York.

4.2	Agency Agreement, dated July 21, 2006, which is incorporated herein by reference to Exhibit 4.1 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

4.3	Deed of Covenant, dated July 21, 2006, which is incorporated herein by reference to Exhibit 4.2 of PepsiCo’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 9, 2006.

10.1	Amendment effective August 1, 2007 to Five-Year Credit Agreement dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent.

10.2	Letter Agreement effective May 2, 2007 extending Five-Year Credit Agreement dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent, to May 22, 2012, which is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 16, 2007.

10.3	U.S. $1,500,000,000 Five-Year Credit Agreement Dated as of May 22, 2006 among PepsiCo, Inc., as Borrower, the Lenders named therein, and Citibank, N.A., as Administrative Agent, which is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 17, 2006.